VK-HYM-SUP-1 080112
Statutory Prospectus Supplement dated August 1, 2012
The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Class A, B, C, Y and Institutional Class shares of the Fund listed below:
Invesco Van Kampen High Yield Municipal Fund
The Fund will close to new investors other than in the circumstances outlined below effective the close of business on September 4, 2012.
The following sentence is added on the front cover of the Prospectuses:
             “As of the close of business on September 4, 2012, the Fund will limit public sales of its shares to certain investors.”
The following information is added as the last item under the heading “Other Information”:
“Limited Fund Offering

Effective as of the close of business on September 4, 2012, the Fund will close to new investors. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Investors who are invested in the Fund on or prior to September 4, 2012 may continue to make additional purchases in their accounts.

Any retirement plan may continue to make additional purchases of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the retirement plan had invested in the Fund as of September 4, 2012. Any brokerage firm wrap program may continue to make additional purchases of Fund shares and may add new accounts at the program level that may purchase Fund shares if the brokerage firm wrap program had invested in the Fund as of September 4, 2012. All retirement plans and brokerage firm wrap programs that have approved the Fund as an investment option as of September 4, 2012, but that had not opened an account in the Fund as of that date, may open an account and make purchases of Fund shares, provided that the retirement plan or the brokerage firm wrap program opens its initial account with the Fund prior to March 5, 2013.

The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.”
VK-HYM-STAT-SUP-1 080112

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